UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): January 8, 2004

                                   ----------


                             SIGA Technologies, Inc.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                      0-23047              13-3864870
           --------                      -------              ----------
(State or other Jurisdiction of  (Commission File Number)   (I.R.S. Employer
Incorporation or Organization)                           Identification Number)


                         420 Lexington Avenue, Suite 601
                            New York, New York 10170
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (212) 672-9100
              (Registrant's telephone number, including area code)

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ITEM 5.     Other Events and Required FD Disclosure
            ---------------------------------------

      On January 8, 2004, MacAndrews & Forbes Holdings Inc., a corporation wholly-owned by Ronald O. Perelman ("MacAndrews & Forbes"), and its affiliate, TransTech Pharma, Inc., a privately held drug discovery company ("TransTech Pharma"), completed the final portion of their $10,000,000 investment in SIGA Technologies, Inc., a Delaware corporation ("SIGA"), following the approval of SIGA's stockholders at a meeting held on January 8, 2004.

      Immediately following the SIGA stockholders' meeting, with funds MacAndrews & Forbes obtained from cash on hand, MacAndrews & Forbes invested $1,840,595 in SIGA in exchange for 1,278,191 shares of common stock, par value $.0001 per share, of SIGA ("Common Stock") at a price of $1.44 per share, and warrants to purchase up to an additional 639,095 shares of Common Stock at an exercise price of $2.00 per share; and with funds TransTech Pharma obtained from the proceeds of a private placement of its equity securities, TransTech Pharma invested $5,000,000 in SIGA in exchange for 3,472,222 shares of Common Stock and warrants to purchase up to an additional 1,736,111 shares of Common Stock on the same terms.

      As previously announced, on August 13, 2003, MacAndrews & Forbes invested $1,000,000 in SIGA in exchange for 694,444 shares of Common Stock at a price of $1.44 per share and warrants to purchase an additional 347,222 shares of SIGA Common Stock at an exercise price of $2.00 per share. On October 8, 2003, MacAndrews & Forbes invested $2,159,405 in SIGA in exchange for 1,499,587 shares of Common Stock at a price of $1.44 per share and warrants to purchase up to an additional 749,794 shares of Common Stock at an exercise price of $2.00 per share.

      At the SIGA stockholders' meeting, SIGA's stockholders approved the portions of the $10,000,000 investment that required stockholder approval under the rules of the National Association of Securities Dealers, Inc. As a result of the investment, the shares of Common Stock MacAndrews & Forbes and TransTech Pharma may be deemed to beneficially own represent, in the aggregate, approximately 42.7% of the issued and outstanding shares of Common Stock as of January 8, 2004.

      SIGA anticipates using funds from the investments described herein for research and development, the pursuit of growth opportunities and general corporate purposes.

      Also on January 8, 2004, in accordance with the terms of the investment, Paul G. Savas and Adnan M. M. Mjalli, Ph.D., the respective designees of MacAndrews & Forbes and TransTech Pharma, were appointed to serve on SIGA's board of directors.

      For a description of the events reported pursuant to this Form 8-K, reference is made to the press release issued by SIGA on January 8, 2004, the text of which is attached hereto as Exhibit 99.1.


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ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

(c)   Exhibits

      Exhibit No.       Description
      -----------       -----------

      99.1              Press Release dated January 8, 2004.



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


                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SIGA TECHNOLOGIES, INC.


                                    By: /s/ Thomas N. Konatich
                                       ---------------------------------
                                       Thomas N. Konatich
                                       Acting Chief Executive Officer and
                                       Chief Financial Officer

Date:  January 13, 2004


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

                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------

      99.1        Press Release dated January 8, 2004.




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